                 TRUSTEE'S DISTRIBUTION STATEMENT

 THE         TO THE HOLDERS OF:
BANK OF      The Bank of New York, as Trustee under the
 NEW         PRUDENTIAL ROCS SERIES-1997 FDX-1
 YORK        CUSIP NO.755-920-AA3R


in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as Trustee, submits the following cash basis statement for the calendar month ending January 31, 1998.

INTEREST ACCOUNT
-----------------
Balance as of December 31, 1997.................................            $ 0.00
   Schedule Income received on securities.......................    $ 1,976,000.00
   Unscheduled Income received on securities ...................            $ 0.00
   Schedule Interest received from Swap Counterparty............            $ 0.00
   Unscheduled Interest received from Swap Counterparty.........            $ 0.00
   Security Sold received from Swap Counterparty................            $ 0.00

LESS:
   Distribution to Beneficial Holders........... -$ 1,976,000.00
   Distribution to Swap Counterparty............          $ 0.00
   Trustee Fees.................................          $ 0.00
   Interest paid to Swap Counterparty Sec Sold..          $ 0.00

Balance as of January 31, 1998..................................            $ 0.00


PRINCIPAL ACCOUNT
------------------
Balance as of December 31, 1997.................................            $ 0.00
   Scheduled Principal payment received on securities...........            $ 0.00
   Proceeds received on Sale of Sec from Swap Counterparty......            $ 0.00

LESS:
   Distribution to Beneficial Holders...........          $ 0.00
   Proceeds Paid to Swap Counterparty...........          $ 0.00

Balance as of January 31, 1998..................................            $ 0.00


          UNDERLYING SECURITIES HELD AS OF JANUARY 31,1998

Principal               Title of Security
 Amount                 -----------------
----------
52,000,000              FEDERAL EXPRESS CORP
                        CUSIP:313309AP1


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